UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  June 25, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of February 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-03               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust Agreement, dated as of February 1, 2003 among GS Mortgage Securities Corp., as depositor, ABN AMRO Mortgage Group, Inc., Cendant Mortgage Corporation, and National City Mortgage Co. as servicers, and JPMorgan Chase Bank, as trustee.


     On June 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on June 25, 2003 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1
-------------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  June 27, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on June 25, 2003


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                                            GSR MORTGAGE LOAN TRUST 2003-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    June 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1_1      115,000,000.00     96,560,875.72    9,230,258.91     344,319.99    9,574,578.90      0.00    0.00       87,330,616.81
A1_2      116,895,000.00     45,223,406.65   35,877,374.28      63,275.08   35,940,649.36      0.00    0.00        9,346,032.37
A1_3      330,102,000.00    330,102,000.00            0.00   1,188,367.20    1,188,367.20      0.00    0.00      330,102,000.00
A2         62,131,000.00     60,533,000.33    2,283,177.70     231,575.45    2,514,753.15      0.00    0.00       58,249,822.63
B1          6,427,000.00      6,406,925.17        6,820.86      25,912.54       32,733.40      0.00    0.00        6,400,104.31
B2          5,785,000.00      5,766,930.46        6,139.52      24,040.17       30,179.69      0.00    0.00        5,760,790.94
B3          2,571,000.00      2,562,969.44        2,728.56      10,942.49       13,671.05      0.00    0.00        2,560,240.88
B4          1,286,000.00      1,281,983.15        1,364.81       5,473.37        6,838.18      0.00    0.00        1,280,618.34
B5          1,285,000.00      1,280,986.28        1,363.75       5,469.12        6,832.87      0.00    0.00        1,279,622.53
B6          1,287,370.00      1,283,348.90        1,366.26       5,479.20        6,845.46      0.00    0.00        1,281,982.64
R                 100.00              0.00            0.00           0.00            0.00      0.00    0.00                0.00
TOTALS    642,769,470.00    551,002,426.10   47,410,594.65   1,904,854.61   49,315,449.26      0.00    0.00      503,591,831.45

X1        561,997,000.00    471,886,282.37            0.00     413,112.32      413,112.32      0.00    0.00      426,778,649.18
X2         62,131,000.00     60,533,000.33            0.00      35,714.47       35,714.47      0.00    0.00       58,249,822.63
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1_1      36229RJF7       839.65978887    80.26312096    2.99408687     83.25720783     759.39666791      A1_1       4.279000 %
A1_2      36229RJG5       386.87203602   306.91966534    0.54129843    307.46096377      79.95237067      A1_2       1.679000 %
A1_3      36229RJH3     1,000.00000000     0.00000000    3.60000000      3.60000000   1,000.00000000      A1_3       4.320000 %
A2        36229RJJ9       974.28015532    36.74780222    3.72721266     40.47501489     937.53235309      A2         4.590728 %
B1        36229RJK6       996.87648514     1.06128209    4.03182511      5.09310720     995.81520305      B1         4.853349 %
B2        36229RJL4       996.87648401     1.06128263    4.15560415      5.21688678     995.81520138      B2         5.002349 %
B3        36229RJM2       996.87648386     1.06128355    4.25612213      5.31740568     995.81520031      B3         5.123349 %
B4        36228FMH6       996.87647745     1.06128305    4.25611975      5.31740280     995.81519440      B4         5.123349 %
B5        36228FMJ2       996.87648249     1.06128405    4.25612451      5.31740856     995.81519844      B5         5.123349 %
B6        36228FMK9       996.87650015     1.06127997    4.25611906      5.31739904     995.81522018      B6         5.123349 %
R         36228FML7         0.00000000     0.00000000    0.00000000      0.00000000       0.00000000      R          5.103903 %
TOTALS                    857.23179432    73.75987327    2.96351133     76.72338461     783.47192105

X1        36229RJN0       839.65978888     0.00000000    0.73507923      0.73507923     759.39666792      X1         1.050539 %
X2        36229RJP5       974.28015532     0.00000000    0.57482529      0.57482529     937.53235309      X2         0.708000 %
----------------------------------------------------------------------------------------------------  ---------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------
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Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                      443,487,578.99
                                        Pool 2 Mortgage Loans                                                       60,104,253.39

Sec. 4.01(c)    Available Distribution                                                                              49,764,276.06
                                        Principal Distribution Amount                                                  579,627.42
                                        Principal Prepayment Amount                                                 46,830,967.24

Sec. 4.01(d)    Prepayments By Group
                                        Group 1 Prepayments                                                         44,560,815.17
                                        Group 2 Prepayments                                                          2,270,152.07

Sec. 4.01(e)    Principal Prepayments
                                        Class A1-1                                                                   9,118,364.95
                                        Class A1-2                                                                  35,442,450.22
                                        Class A1-3                                                                           0.00
                                        Class A2                                                                     2,270,152.07
                                        Class B1                                                                             0.00
                                        Class B2                                                                             0.00
                                        Class B3                                                                             0.00
                                        Class B4                                                                             0.00
                                        Class B5                                                                             0.00
                                        Class B6                                                                             0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1-1
                                                              Accrued and Paid for Current Month                       344,319.99
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class A1-2
                                                              Accrued and Paid for Current Month                        63,275.08
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class A1-3
                                                              Accrued and Paid for Current Month                     1,188,367.20
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                       231,575.45
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                       413,112.32
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                        35,714.47
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                        25,912.54
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                        24,040.17
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                        10,942.49
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                         5,473.37
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                         5,469.12
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class B6
                                                              Accrued and Paid from Prior Months                             0.00



Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                            163,196.28
                                        Trustee Fee Paid                                                               1,147.92

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                            0.00
                                        Current Period Reimbursed Advances                                                 0.00
                                        Aggregate Unreimbursed Advances                                                    0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                            0.00
                                        Current Period Reimbursed Advances                                                 0.00
                                        Aggregate Unreimbursed Advances                                                    0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                              1,078
                                        Balance of Outstanding Mortgage Loans                                    503,591,832.38

Sec. 4.01(l)                              Number and Balance of Delinquent Loans
                                           Group 1
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          30-59 days                      0                     0.00                  0.00 %
                                          60-89 days                      0                     0.00                  0.00 %
                                          90+days                         0                     0.00                  0.00 %
                                          Total                       0                         0.00                  0.00 %
                                           Group 2
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          30-59 days                      0                     0.00                  0.00 %
                                          60-89 days                      0                     0.00                  0.00 %
                                          90+days                         0                     0.00                  0.00 %
                                           Total                          0                     0.00                  0.00 %
                                           Group Totals
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          30-59 days                      0                     0.00                  0.00 %
                                          60-89 days                      0                     0.00                  0.00 %
                                          90+days                         0                     0.00                  0.00 %
                                           Total                          0                     0.00                  0.00 %


Sec. 4.01(l)                              Number and Balance of REO Loans
                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                           Group 2
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00        %
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %

Sec. 4.01(l)                              Number and Balance of Loans in Bankruptcy
                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                           Group 2
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00        %
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %

Sec. 4.01(m)                              Number and Balance of Loans in Foreclosure
                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                           Group 2
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00        %
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                     579,627.42
                                                              Payoffs                                              46,599,385.37
                                                              Prepayments                                             231,581.87
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Realized Losses                                               0.00

                                                              Realized Losses Group 1                                       0.00
                                                              Realized Losses Group 2                                       0.00
                                                              Realized Gains                                                0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                      0.00
Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period
                                                              Class A1                                                      0.00
                                                              Class A2a                                                     0.00
                                                              Class A2b                                                     0.00
                                                              Class A2c                                                     0.00
                                                              Class X1                                                      0.00
                                                              Class X2                                                      0.00
                                                              Class B1                                                      0.00
                                                              Class B2                                                      0.00
                                                              Class B3                                                      0.00
                                                              Class B4                                                      0.00
                                                              Class B5                                                      0.00
                                                              Class B6                                                      0.00

Sec. 4.01(s) Group I
                                        Senior Percentage                                                            96.580000 %
                                        Senior Prepayment Percentage                                                100.000000 %
                                        Subordinate Percentage                                                        3.420000 %
                                        Subordinate Prepayment Percentage                                             0.000000 %

Sec. 4.01(s) Group II
                                        Senior Percentage                                                            97.030000 %
                                        Senior Prepayment Percentage                                                100.000000 %
                                        Subordinate Percentage                                                        2.970000 %
                                        Subordinate Prepayment Percentage                                             0.000000 %

Aggregate
                                        Beginning Balance                                                         551,002,427.04
                                        Ending Balance                                                            503,591,832.38
                                        Net Wac                                                                          5.12596
                                        Weighted Average Maturity                                                         352.95
Groups
                                        Net Wac Group 1                                                                  5.10390
                                        Net Wac Group 2                                                                  5.29873

                                        Wam Group 1                                                                       352.99
                                        Wam Group 2                                                                       352.62




                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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